UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 4, 2013

(Exact name of registrant as specified in its charter)

Connecticut	1-15052	06-1541045
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

157 Church Street, New Haven, Connecticut		06506
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number,
Including Area Code		(203) 499-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 4, 2013, UIL Holdings Corporation (the Registrant or UIL Holdings) issued a press release that announces its financial results for the three- and nine-month periods ended September 30, 2013 and affirms its 2013 consolidated earnings guidance.  A copy of the Registrant's press release is attached hereto and incorporated by reference herein as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure

UIL Holdings will conduct a webcast conference call with financial analysts on Tuesday, November  5, 2013, beginning at 10:00 a.m. eastern time.  UIL Holdings' executive management will present an overview of the financial results followed by a question and answer session.  Interested parties, including analysts, investors and the media, may listen live via the internet by logging onto the Investors section of UIL Holdings' website at http://www.uil.com.  Institutional investors can access the call via Thomson Street Events (www.streetevents.com), a password-protected event management site.  A copy of the Registrant's presentation is attached hereto and incorporated by reference herein as Exhibit 99.2.

The Registrant is furnishing the information in this Item 7.01 and in Exhibit 99.2 to comply with Regulation FD.

The information contained in this Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933 as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits: The following exhibits are furnished as part of this report:

Exhibit Description

99.1	Press release issued by UIL Holdings Corporation on November 4, 2013

99.2	3Q 2013 Earnings Presentation.

Forward-Looking Statements

Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future.  Such forward-looking statements are based on management’s expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements.  Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity, gas and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, markets, products and services of UIL Holdings’ subsidiaries, The United Illuminating Company, The Southern Connecticut Gas Company, Connecticut Natural Gas Corporation and The Berkshire Gas Company.  The foregoing and other factors are discussed and should be reviewed in our most recent Annual Report on Form 10-K for the year ended December 31, 2012, as amended, and other subsequent filings with the Securities and Exchange Commission.  Forward-looking statements included herein speak only as of the date hereof and we undertake no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UIL HOLDINGS CORPORATION Registrant
Date: November 4, 2013	By	/s/ Richard J. Nicholas
Richard J. Nicholas
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	Press release issued by UIL Holdings Corporation on November 4, 2013

99.2	3Q 2013 Earnings Presentation.